CLAYMORE EXCHANGE-TRADED FUND TRUST

Guggenheim Large Cap Optimized Diversification ETF
(the “Fund”)

Supplement to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information
dated December 29, 2016, as supplemented

Guggenheim Funds Investment Advisors, LLC, the investment adviser to Claymore Exchange-Traded Fund Trust, is expected to close the Fund (NYSE Arca: OPD) to new investment through creation activity on December 14, 2017. The Fund will be liquidated on or about December 18, 2017. Shareholders of record of the Fund remaining on December 18, 2017 will receive cash at the net asset value (“NAV”) of their shares as of December 21, 2017, which will include any capital gains and dividends. The Fund’s Board of Trustees has determined that closing the Fund is in the best interests of the Fund and the Fund’s shareholders.

December 18, 2017 will be the last day of trading in the Fund on the NYSE Arca, Inc. (the “NYSE Arca”). The NYSE Arca will halt trading in the Fund before the open of trading on December 19, 2017. From December 18, 2017 through December 21, 2017 the Fund will be in the process of closing down and liquidating its portfolio. This process will result in the Fund not tracking its underlying index and its cash holdings increasing, which may not be consistent with the Fund’s investment objective and strategies.

Shareholders may sell their holdings prior to December 19, 2017, incurring a transaction fee from their broker-dealer. From December 14, 2017 through December 18, 2017, shareholders may be able to sell their shares to certain broker-dealers, but there can be no assurance that there will be a market for the Fund. All shareholders remaining on December 18, 2017 will receive cash at the NAV of their shares as of December 21, 2017, which will include any accrued capital gains and dividends. While Fund shareholders remaining on December 18, 2017 will not incur transaction fees, the NAV of the Fund will reflect the costs of closing the Fund. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Shareholders can call 1-888-949-3837 for additional information.

Claymore Exchange-Traded Fund Trust
227 West Monroe Street
Chicago, Illinois 60606

Please Retain This Supplement for Future Reference

November 17, 2017	ETF-OPD-SUP2